Exhibit 99.2

Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Operating Information
Number of Communities (1)			142	136
Total Sites (1)			26,821	25,787
Rental and Related Income	$56,165	$51,494	$110,739	$101,823
Community Operating Expenses	$23,047	$21,595	$46,076	$42,692
Community NOI	$33,118	$29,899	$64,663	$59,131
Expense Ratio	41.0%	41.9%	41.6%	41.9%
Sales of Manufactured Homes	$10,478	$8,834	$17,129	$16,185
Number of Homes Sold	102	105	173	200
Number of Rentals Added, net	128	111	237	167
Net Income	$7,605	$5,181	$12,415	$3,556
Net Income (Loss) Attributable to Common Shareholders	$2,532	$527	$2,261	$(5,737)
Adjusted EBITDA excluding Non-Recurring Other Expense	$31,360	$28,329	$60,745	$55,014
FFO Attributable to Common Shareholders	$18,703	$16,182	$36,875	$30,228
Normalized FFO Attributable to Common Shareholders	$19,452	$16,807	$38,272	$31,824

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	83,974	71,418	83,233	70,291
Diluted	84,779	71,884	84,051	70,700
Net Income (Loss) Attributable to Shareholders per Share-
Basic and Diluted	$0.03	$0.01	$0.03	$(0.08)
FFO per Share- (2)
Basic and Diluted	$0.22	$0.23	$0.44	$0.43
Normalized FFO per Share- (2)
Basic and Diluted	$0.23	$0.23	$0.46	$0.45
Dividends per Common Share	$0.225	$0.215	$0.44	$0.42

Balance Sheet
Total Assets			$1,624,022	$1,441,295
Total Liabilities			$690,264	$697,315

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$659,159	$668,875
Equity Market Capitalization			$1,422,807	$1,163,272
Series D Preferred Stock			$321,804	$295,757
Total Market Capitalization			$2,403,770	$2,127,905

(1)	Includes Duck River Estates and River Bluff Estates, two newly constructed communities in 2024, and Sebring Square, Rum Runner and Honey Ridge, three communities owned in a joint venture with Nuveen Real Estate in which the company has a 40% interest.

(2)	Please see Definitions on page 15.

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	3

Consolidated Balance Sheets

(in thousands except per share amounts)

	June 30, 2025	December 31, 2024
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$89,588	$88,037
Site and Land Improvements	1,008,884	970,053
Buildings and Improvements	45,647	44,782
Rental Homes and Accessories	596,115	566,242
Total Investment Property	1,740,234	1,669,114
Equipment and Vehicles	32,148	31,488
Total Investment Property and Equipment	1,772,382	1,700,602
Accumulated Depreciation	(502,132)	(471,703)
Net Investment Property and Equipment	1,270,250	1,228,899

Other Assets
Cash and Cash Equivalents	79,235	99,720
Marketable Securities at Fair Value	30,159	31,883
Inventory of Manufactured Homes	38,688	34,982
Notes and Other Receivables, net	97,639	91,668
Prepaid Expenses and Other Assets	16,420	14,261
Land Development Costs	62,057	33,868
Investment in Joint Ventures	29,574	28,447
Total Other Assets	353,772	334,829

TOTAL ASSETS	$1,624,022	$1,563,728

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$530,193	$485,540
Other Liabilities
Accounts Payable	8,527	7,979
Loans Payable, net of unamortized debt issuance costs	27,639	28,279
Series A Bonds, net of unamortized debt issuance costs	101,327	100,903
Accrued Liabilities and Deposits	12,125	15,091
Tenant Security Deposits	10,453	10,027
Total Other Liabilities	160,071	162,279
Total Liabilities	690,264	647,819

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series D- 6.375% Cumulative Redeemable Preferred Stock, $0.10 par value per share: 18,700 and 13,700 shares authorized as of June 30, 2025 and December 31, 2024, respectively; 12,872 and 12,823 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	321,804	320,572
Common Stock- $0.10 par value per share: 183,714 and 163,714 shares authorized as of June 30, 2025 and December 31, 2024, respectively; 84,741 and 81,909 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	8,474	8,191
Excess Stock- $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of June 30, 2025 and December 31, 2024	-0-	-0-
Additional Paid-In Capital	627,068	610,630
Accumulated Deficit	(25,364)	(25,364)
Total UMH Properties, Inc. Shareholders’ Equity	931,982	914,029
Non-Controlling Interest in Consolidated Subsidiaries	1,776	1,880
Total Shareholders’ Equity	933,758	915,909

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,624,022	$1,563,728

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
INCOME:
Rental and Related Income	$56,165	$51,494	$110,739	$101,823
Sales of Manufactured Homes	10,478	8,834	17,129	16,185
TOTAL INCOME	66,643	60,328	127,868	118,008

EXPENSES:
Community Operating Expenses	23,047	21,595	46,076	42,692
Cost of Sales of Manufactured Homes	7,124	5,461	11,469	11,017
Selling Expenses	1,847	1,744	3,462	3,390
General and Administrative Expenses	6,256	5,506	12,255	10,874
Depreciation Expense	15,739	15,001	32,402	29,742
TOTAL EXPENSES	54,013	49,307	105,664	97,715

OTHER INCOME (EXPENSE):
Interest Income	2,060	1,501	4,323	3,068
Dividend Income	375	362	749	722
Loss on Sales of Marketable Securities, net	-0-	(3,778)	-0-	(3,778)
Increase (Decrease) in Fair Value of Marketable Securities	(175)	3,338	(1,737)	(2,031)
Other Income	252	205	429	364
Loss on Investment in Joint Ventures	(133)	(87)	(214)	(224)
Interest Expense	(7,368)	(7,371)	(13,302)	(14,845)
TOTAL OTHER INCOME (EXPENSE)	(4,989)	(5,830)	(9,752)	(16,724)

Income before Loss on Sales of Investment Property and Equipment	7,641	5,191	12,452	3,569
Loss on Sales of Investment Property and Equipment	(36)	(10)	(37)	(13)
NET INCOME	7,605	5,181	12,415	3,556

Preferred Dividends	(5,129)	(4,712)	(10,258)	(9,385)
Loss Attributable to Non-Controlling Interest	56	58	104	92

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$2,532	$527	$2,261	$(5,737)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS PER SHARE –
Basic and Diluted	$0.03	$0.01	$0.03	$(0.08)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	83,974	71,418	83,233	70,291
Diluted	84,779	71,884	84,051	70,700

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	5

Consolidated Statements of Cash Flows

(in thousands)(unaudited)

	Six Months Ended
	June 30, 2025	June 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$12,415	$3,556
Non-Cash Items Included in Net Income:
Depreciation	32,402	29,742
Amortization of Financing Costs	1,246	1,163
Stock Compensation Expense	3,619	2,543
Provision for Uncollectible Notes and Other Receivables	845	795
Loss on Sales of Marketable Securities, net	-0-	3,778
Decrease in Fair Value of Marketable Securities	1,737	2,031
Loss on Sales of Investment Property and Equipment	37	13
Loss on Investment in Joint Ventures	410	469
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(3,706)	954
Notes and Other Receivables, net of notes acquired with acquisitions	(6,816)	(5,664)
Prepaid Expenses and Other Assets	(3,002)	552
Accounts Payable	548	(720)
Accrued Liabilities and Deposits	(2,966)	(1,972)
Tenant Security Deposits	426	365
Net Cash Provided by Operating Activities	37,195	37,605
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(25,367)	-0-
Purchase of Investment Property and Equipment	(50,494)	(41,052)
Proceeds from Sales of Investment Property and Equipment	2,072	2,348
Additions to Land Development Costs	(25,308)	(18,249)
Purchase of Marketable Securities through automatic reinvestments	(13)	(12)
Proceeds from Sales of Marketable Securities	-0-	36
Investment in Joint Ventures	(1,538)	(1,829)
Net Cash Used in Investing Activities	(100,648)	(58,758)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages, net of mortgages assumed	101,392	-0-
Net Payments from Short-Term Borrowings	(928)	(15,837)
Principal Payments of Mortgages and Loans	(55,194)	(5,915)
Financing Costs on Debt	(2,079)	(552)
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	982	5,058
Proceeds from At-The-Market Common Equity Program, net of offering costs	39,565	56,478
Proceeds from Issuance of Common Stock in the DRIP, net of dividend reinvestments	3,131	3,503
Proceeds from Exercise of Stock Options	491	2,079
Preferred Dividends Paid	(10,258)	(9,385)
Common Dividends Paid, net of dividend reinvestments	(34,977)	(27,831)
Net Cash Provided by Financing Activities	42,125	7,598

NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(21,328)	(13,555)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	108,811	64,437
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$87,483	$50,882

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	6

Reconciliation of Net Income to Adjusted EBITDA and Net Income (Loss) Attributable

to Common Shareholders to FFO and Normalized FFO

(in thousands) (unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Reconciliation of Net Income to Adjusted EBITDA

Net Income	$7,605	$5,181	$12,415	$3,556
Interest Expense	7,368	7,371	13,302	14,845
Franchise Taxes	150	114	300	228
Depreciation Expense	15,739	15,001	32,402	29,742
Depreciation Expense from Unconsolidated Joint Ventures	221	204	438	401
(Increase) Decrease in Fair Value of Marketable Securities	175	(3,338)	1,737	2,031
Loss on Sales of Marketable Securities, net	-0-	3,778	-0-	3,778
Adjusted EBITDA	31,258	28,311	60,594	54,581
Non-Recurring Other Expense (1)	102	18	151	433
Adjusted EBITDA excluding Non-Recurring Other Expense	$31,360	$28,329	$60,745	$55,014

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$2,532	$527	$2,261	$(5,737)
Depreciation Expense	15,739	15,001	32,402	29,742
Depreciation Expense from Unconsolidated Joint Ventures	221	204	438	401
Loss on Sales of Investment Property and Equipment	36	10	37	13
(Increase) Decrease in Fair Value of Marketable Securities	175	(3,338)	1,737	2,031
Loss on Sales of Marketable Securities, net	-0-	3,778	-0-	3,778
Funds from Operations Attributable to Common Shareholders (“FFO”)	18,703	16,182	36,875	30,228

Adjustments:
Amortization of Financing Costs	647	607	1,246	1,163
Non-Recurring Other Expense (1)	102	18	151	433
Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”)	$19,452	$16,807	$38,272	$31,824

(1)	Consists of one-time legal and professional fees ($102 and $151, respectively) for the three and six months ended June 30, 2025. Consisted of one-time legal fees ($18 and $51, respectively) and costs associated with the liquidation/sale of inventory in a particular sales center ($0 and $382, respectively) for the three and six months ended June 30, 2024.

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(in thousands except per share data) (unaudited)

	Six Months Ended				Year Ended
	June 30, 2025		June 30, 2024		December 31, 2024
Shares Outstanding	84,741		72,750		81,909
Market Price Per Share	$16.79		$15.99		$18.88
Equity Market Capitalization	$1,422,807		$1,163,272		$1,546,449
Total Debt	659,159		668,876		614,722
Preferred	321,804		295,757		320,572
Total Market Capitalization	$2,403,770		$2,127,905		$2,481,743

Total Debt	$659,159		$668,876		$614,722
Less: Cash and Cash Equivalents	(79,235)		(39,457)		(99,720)
Net Debt	579,924		629,419		515,002
Less: Marketable Securities at Fair Value (“Securities”)	(30,159)		(28,673)		(31,883)
Net Debt Less Securities	$549,765		$600,746		$483,119

Interest Expense	$13,302		$14,845		$27,287
Capitalized Interest	2,496		2,378		5,976
Preferred Dividends	10,258		9,385		19,163
Total Fixed Charges	$26,056		$26,608		$52,426

Adjusted EBITDA excluding Non-Recurring Other Expense	$60,745		$55,014		$113,958

Debt and Coverage Ratios
Net Debt / Total Market Capitalization	24.1%		29.6%		20.8%
Net Debt Plus Preferred / Total Market Capitalization	37.5%		43.5%		33.7%
Net Debt Less Securities / Total Market Capitalization	22.9%		28.2%		19.5%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	36.3%		42.1%		32.4%
Interest Coverage	3.8	x	3.2	x	3.4	x
Fixed Charge Coverage	2.3	x	2.1	x	2.2	x
Net Debt / Adjusted EBITDA excluding Non-Recurring Other Expense	4.8	x	5.7	x	4.5	x
Net Debt Less Securities / Adjusted EBITDA excluding Non-Recurring Other Expense	4.5	x	5.5	x	4.3	x
Net Debt Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	7.4	x	8.4	x	7.4	x
Net Debt Less Securities Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	7.2	x	8.1	x	7.1	x

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	8

Debt Analysis

(in thousands) (unaudited)

	Six Months Ended		Year Ended
	June 30, 2025	June 30, 2024	December 31, 2024
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$535,469	495,219	$489,271
Unamortized Debt Issuance Costs	(5,276)	(4,189)	(3,731)
Mortgages, Net of Unamortized Debt Issuance Costs	$530,193	$491,030	$485,540
Loans Payable:
Unsecured Line of Credit	$-0-	$50,000	$-0-
Other Loans Payable	28,585	28,846	29,512
Total Loans Before Unamortized Debt Issuance Costs	28,585	78,846	29,512
Unamortized Debt Issuance Costs	(946)	(1,479)	(1,233)
Loans, Net of Unamortized Debt Issuance Costs	$27,639	$77,367	$28,279
Bonds Payable:
Series A Bonds	$102,670	$102,670	$102,670
Unamortized Debt Issuance Costs	(1,343)	(2,191)	(1,767)
Bonds, Net of Unamortized Debt Issuance Costs	$101,327	$100,479	$100,903

Total Debt, Net of Unamortized Debt Issuance Costs	$659,159	$668,876	$614,722

% Fixed/Floating
Fixed	99.3%	91.9%	99.1%
Floating	0.7%	8.1%	0.9%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	4.52%	4.17%	4.18%
Loans Payable	6.44%	6.81%	6.54%
Bonds Payable	4.72%	4.72%	4.72%
Total Average	4.63%	4.56%	4.38%

Weighted Average Maturity (Years) Mortgages Payable	5.4	4.8	4.4

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	9

Debt Maturity

(in thousands) (unaudited)

As of June 30, 2025:
Year Ended	Mortgages	Loans	Bonds		Total	% of Total
2025	$64,337	$4,901	$-0-		$69,238	10.4%
2026	35,360	-0-	-0-		35,360	5.3%
2027	37,539	-0-	102,670	(1)	140,209	21.0%
2028	24,286	23,684	-0-		47,970	7.2%
2029	39,303	-0-	-0-		39,303	5.9%
Thereafter	334,644	-0-	-0-		334,644	50.2%

Total Debt Before Unamortized Debt Issuance Costs	535,469	28,585	102,670		666,724	100.0%

Unamortized Debt Issuance Costs	(5,276)	(946)	(1,343)		(7,565)

Total Debt, Net of Unamortized Debt Issuance Costs	$530,193	$27,639	$101,327		$659,159

(1) Represents $102.7 million balance outstanding of the Company’s Series A Bonds due February 28, 2027.

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	10

Securities Portfolio Performance

(in thousands) (unaudited)

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain (Loss) on Sale of Securities	Net Realized Gain (Loss) on Sale of Securities & Dividend Income
2010-2015	75,011	$19,465	$14,618	$34,083
2016	108,755	6,636	2,285	8,921
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021	113,748	5,098	2,342	7,440
2022	42,178	2,903	6,394	9,297
2023	34,506	2,318	183	2,501
2024	31,883	1,452	(3,778)	(2,326)
2025*	30,159	749	-0-	749

		$70,387	$23,811	$94,198

* For the six months ended June 30, 2025.

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	June 30, 2025	June 30, 2024	% Change
UMH Communities (1)	139	136	2.2%
Total Sites	26,159	25,787	1.4%
Occupied Sites	23,072	22,526	546 sites, 2.4%
Occupancy %	88.2%	87.4%	80 bps
Total Rentals	10,570	10,136	4.3%
Occupied Rentals	9,974	9,630	3.6%
Rental Occupancy %	94.4%	95.0%	(60 bps)
Monthly Rent Per Site	$558	$531	5.1%
Monthly Rent Per Home Rental Including Site	$1,016	$960	5.8%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental (3)

Alabama	2	69	62	7	299	153	51.2%	$230	137	125	91.2%	$1,122
Georgia	1	26	26	-0-	118	37	31.4%	$450	38	36	94.7%	$1,199
Indiana	14	1,111	929	182	4,078	3,587	88.0%	$518	1,995	1,861	93.3%	$1,009
Maryland	1	77	63	14	76	67	88.2%	$657	-0-	-0-	N/A	N/A
Michigan	4	241	222	19	1,089	926	85.0%	$524	403	379	94.0%	$1,071
New Jersey	7	428	264	164	1,530	1,475	96.4%	$717	43	36	83.7%	$1,333
New York (2)	8	819	327	492	1,367	1,189	87.0%	$655	499	461	92.4%	$1,179
Ohio	38	2,069	1,557	512	7,290	6,490	89.0%	$514	3,091	2,930	94.8%	$967
Pennsylvania	53	2,392	1,909	483	7,970	7,032	88.2%	$583	3,238	3,058	94.4%	$1,009
South Carolina	2	134	55	79	322	228	70.8%	$284	176	170	96.6%	$1,136
Tennessee (1)	9	733	419	314	2,020	1,888	93.5%	$577	950	918	96.6%	$1,052
Total UMH as of June 30, 2025(1)	139	8,099	5,833	2,266	26,159	23,072	88.2%	$558	10,570	9,974	94.4%	$1,016

Acquisition (4)	2	82	61	21	191	151	79.1%	$632	-0-	-0-	N/A	N/A
Grand Total UMH 2025 to Date	141	8,181	5,894	2,287	26,350	23,223	88.1%	$558	10,570	9,974	94.4%	$1,016

(1) Includes Duck River Estates and River Bluff Estates, two newly constructed communities in 2024. Excludes two Florida communities and one Pennsylvania community owned through joint ventures with Nuveen Real Estate in which the company has a 40% interest for 2025.

(2) Total and Vacant Acreage of 220 acres for Mountain View Estates property is included in the above summary.

(3) Includes home and site rent charges.

(4) Acquisition of two communities completed on July 2,2025.

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	12

Same Property Statistics

(in thousands) (unaudited)

	For Three Months Ended				For Six Months Ended
	June 30, 2025	June 30, 2024	Change	% Change	June 30, 2025	June 30, 2024	Change	% Change
Same Property Community Net Operating Income (“NOI”)

Rental and Related Income	$54,957	$50,967	$3,990	7.8%	$108,717	$100,681	$8,036	8.0%
Community Operating Expenses	20,995	20,058	937	4.7%	42,219	39,753	2,466	6.2%

Same Property Community NOI	$33,962	$30,909	$3,053	9.9%	$66,498	$60,928	$5,570	9.1%

	June 30, 2025	June 30, 2024	Change

Total Sites	25,617	25,575	0.2%
Occupied Sites	22,594	22,343	251 sites, 1.1%
Occupancy %	88.2%	87.4%	80 bps
Number of Properties	134	134	N/A
Total Rentals	10,411	9,990	4.2%
Occupied Rentals	9,820	9,495	3.4%
Rental Occupancy	94.3%	95.0%	(70 bps)
Monthly Rent Per Site	$557	$534	4.3%
Monthly Rent Per Home Rental Including Site	$1,014	$958	5.8%

Same Property includes all UMH communities owned as of January 1, 2024, with the exception of Memphis Blues, Duck River Estates and River Bluff Estates.

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	13

Acquisitions Summary

(dollars in thousands)

Year of Acquisition	Number of Communities	Sites	Occupancy % at Acquisition	Purchase Price	Price Per Site	Total Acres
2021	3	543	59%	$18,300	$34	113
2022	7	1,480	65%	$86,223	$58	461
2023	1	118	-0-%	$3,650	$31	26
2025	4	457	91%	$39,225	$86	121

Property Portfolio

Marcellus and Utica Shale Region
Acquired prior to 2025
137 communities and 25,900 sites
Acquired in 2025
4 communities and 500 sites
220 acres to be developed into a manufactured home community
Joint Venture:
3 communities and 500 sites

UMH Communities
Total - 141
SC 1%
GA 1%
AL 1%
MD 2%
MI 3%
NJ 5%
NY 6%
TN 6%
IN 10%
OH 27%
PA 38%
26,400 Sites
UMH Acreage
Total - 8,181
Developed
2,939
36%
Developed
2,955
36%
Vacant
1,019
12%
Vacant
1,268
16%
Marcellus and Utica Shale Acreage
78 Communities and 12,300 Sites
Non Marcellus and Utica Share Acreage

2025 Acquisitions

Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Cedar Grove	March 24, 2025	NJ	186	$17,000	25	100%
Maplewood	March 24, 2025	NJ	80	7,600	13	100%
Conowingo Court	July 2, 2025	MD	142	9,855	55	70%
Maybelle Manor	July 2, 2025	MD	49	4,770	28	100%
Total 2025 to Date			457	$39,225	121	91%

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), Community NOI, Same Property Community NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA excluding Non-Recurring Other Expense”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for amortization of financing costs and certain one-time charges. Community NOI and Same Property Community NOI provide a measure of rental operations and do not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA excluding Non-Recurring Other Expense provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property Community NOI, Adjusted EBITDA, excluding Non-Recurring Other Expense, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

FFO, as defined by The National Association of Real Estate Investment Trusts (“Nareit”), is calculated to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding certain gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding amortization and certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 84.8 million and 84.1 million shares for the three and six months ended June 30, 2025, respectively, and 71.9 million and 70.7 million shares for the three and six months ended June 30, 2024, respectively. Common stock equivalents resulting from employee stock options to purchase 6.3 million shares of common stock amounted to 805,000 shares and 818,000 shares, respectively, for the three and six months ended June 30, 2025, were included in the computation of Diluted Net Income per Share. Common stock equivalents resulting from employee stock options to purchase 4.0 million shares of common stock amounted to 466,000 shares, for the three months ended June 30, 2024, were included in the computation of Diluted Net Income per Share. Common stock equivalents resulting from stock options in the amount of 409,000 for the six months ended June 30, 2024, were excluded from the computation of Diluted Net Loss per Share as their effect would have been anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses.

Same Property Community NOI is calculated as Community NOI, using all properties owned as of January 1, 2024, with the exception of Memphis Blues, Duck River Estates and River Bluff Estates.

Adjusted EBITDA excluding Non-Recurring Other Expense is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, the change in the fair value of marketable securities and the gain (loss) on sales of marketable securities, adjusted for non-recurring other expenses.

Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Second Quarter FY 2025 Supplemental Information	15